Net Debt - Summary of Movement in Net Debt (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Movement in net debt
Net increase/(decrease) in cash and cash equivalents, net of overdrafts	$ 339	$ (393)	$ (236)
Add back financing cash flows in respect of other components of net debt:
Principal element of lease payments	28	36
(Issue)/repayment of long-term bonds	(657)	209
Total financing cash flows in respect of other components of net debt	(629)	245
Increase in net debt arising from cash flows	(290)	(148)
Other movements:
Lease liabilities	(25)	(48)
Increase in accrued interest	(2)	(1)
Exchange and other adjustments	(104)	227
Total other movements	(131)	178
(Increase)/decrease in net debt	(421)	30
Net debt at beginning of the year	(1,851)	(1,881)
Net debt at end of the year	$ (2,272)	$ (1,851)	$ (1,881)